SECURITIES AND EXCHANGE COMMISSION Washington, D.C 20549.
---------------------------------- FORM 8-K CURRENT REPORT -----------------------------------
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 2, 2004
Commission File Number 0-1678
BUTLER NATIONAL CORPORATION (Exact name of Registrant as specified in its charter)
Kansas (State of Incorporation)	41-0834293 (I.R.S. Employer Identification No.)
19920 West 161st Street, Olathe, Kansas 66062 (Address of Principal Executive Office)(Zip Code)
Registrant's telephone number, including area code: (913) 780-9595
Former name, former address and former fiscal year if changed since last report: Not Applicable
Common Stock $.01 Par Value (Title of Class)

Item 5.	Other Events and FD Disclosure

On June 2, 2004 Butler National Corporation issued a press release announcing that Butler had been ranked in Kansas City Star's Top 50 Growth Companies and was ranked number one in the Star 50 List of Percentage Income Gainers in 2003. A copy of the press release is attached as an exhibit to this report on Form 8-K.

Item 7.	Exhibits
Exhibit 99	A copy of the press release is attached as an exhibit to this report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
BUTLER NATIONAL CORPORATION (Registrant)
June 2, 2004 Date	/S/ Clark D. Stewart Clark D. Stewart (President and Chief Executive Officer)
June 2, 2004 Date	/S/ Angela D. Seba Angela D. Seba (Chief Financial Officer)